Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Landec Corporation (the “Company”) on Form 10-K for the period ended May 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian McLaughlin, Chief Financial Officer and Vice President of Finance and Administration of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2020

	By:	/s/ Brian McLaughlin
Brian McLaughlin
Chief Financial Officer and Vice President of Finance and Administration
(Principal Financial Officer)

* The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.